                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 18, 2004

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

New York                               333-64641                 13-1840497
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation)                                               Identification No.)

                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
               (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      Phibro Animal Health Corporation (the "Company") is announcing (i) the commencement of a consent solicitation on the terms and conditions set forth in the Consent Solicitation Statement, dated November 18, 2004 (the "Statement"), to solicit consents of the registered holders, as of the record date specified in the Statement, of units (the "Units") consisting of 13% Senior Secured Notes due 2007 (the "U.S. Notes") of the Company and 13% Senior Secured Notes due 2007 (the "Dutch Notes" and, together with the U.S. Notes, the "Existing Notes") of Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the Company, the "Issuers"), to the adoption of proposed amendments and waivers to the Indenture, under which the Notes were issued and (ii) the commencement of a private offering of $22.491 million of Units (the "Additional Units") consisting of $18.207 million of U.S. Notes and $4.284 million of Dutch Notes.

      The solicitation is subject to the satisfaction of a number of conditions, as described in the Statement. A copy of the Statement is attached to this Report as Exhibit 99.1. Certain matters regarding the Company that have not previously been disclosed are disclosed in the preliminary offering circular for the Additional Units and underlying senior secured notes, excerpts of which are attached as Exhibit 99.2 to this Current Report.

CONSENT SOLICITATION

      The Company is commencing a consent solicitation with respect to the registered holders of the Existing Notes to amend the indenture governing the Existing Notes to permit the sale of substantially all of the facilities owned by Phibro Animal Health SA (formerly Phibro Animal Health (Belgium) SPRL ("Phibro Belgium"), a wholly owned subsidiary of the Dutch Issuer, in Rixensart, Belgium (the "Belgium Plant"), to reduce excess manufacturing capacity and to reduce operating expenses and, in furtherance thereof, to permit the Company to issue up to $22.5 million of aggregate principal amount of new U.S. Notes and Dutch Notes to refinance a portion of the domestic senior credit facility to fund inventory build-up and to make investments relating to the production of virginiamycin and to permit the other transactions described in the Statement. The consent solicitation is being made in accordance with and subject to the terms and conditions stated in the Statement.

      The solicitation will expire at 12:00 p.m., New York City time, on Tuesday, November 23, 2004, unless extended or earlier terminated (the "Expiration Date").

PRIVATE OFFERING

      The Company is commencing an offering of $22.491 million aggregate principal amount of additional units consisting of $4.284 million of senior secured notes due 2007 of the Company and $18.207 million senior secured notes due 2007 of the Dutch issuer (the "New Notes"). Such units and underlying New Notes will be issued in a private placement and are expected to be resold by the initial purchaser to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The units and underlying New Notes to be offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This news release shall not constitute an offer to sell or a solicitation of an offer to buy such notes in any jurisdiction in which such offer or sale would be unlawful and is issued pursuant to Rule 135c under the Securities Act.

      The receipt by the Company in the consent solicitation of consents from holders of a majority in aggregate principal amount of the outstanding Existing Notes (and not validly revoked) prior to the Expiration Date is a condition to the consummation of the offering of the units and underlying New Notes.

REFINANCING OF DOMESTIC SENIOR CREDIT FACILITY WITH THE PROCEEDS OF THE UNITS.

      To provide the necessary funds to build inventory of virginiamycin until the Brazil plant or alternative supplier is able to produce production quantities of virginiamycin and to finance the purchase of capital equipment to fit out the Brazilian plant with equipment to produce virginiamycin, other than equipment transferred from the Belgium Plant, the Company needs to have the maximum amount of indebtedness under its domestic senior credit facility permitted under the Indenture increased from $15.0 million to $37.5 million. The Company intends to issue New Notes in the aggregate principal amount not to exceed $22.5 million to refinance a portion of the domestic senior credit facility and, therefore, needs to have the debt incurrence test modified for the issuance of the New Notes. The issuance of the New Notes will have the effect of reducing the maximum amount of indebtedness under the Company's domestic senior credit facility permitted under the Indenture by the aggregate principal amount of the New Notes issued. Borrowings under the domestic senior credit facility will continue to be subject to a borrowing base formula under the credit facility based on percentages of eligible domestic receivables and eligible domestic inventory.

SALE OF BELGIUM PLANT

      The Company intends to sell substantially all of its facilities in Rixensart, Belgium to Glaxosmithkline Biologicals SA and/or affiliates thereof ("GSK") and transfer to GSK a majority of the employees of Phibro Belgium. GSK was a previous owner of such plant, and sold it to Pfizer SA in 1995, which sold it to Phibro Belgium in 2000. Such sale, as currently contemplated, would include the following elements: (i) the transfer of substantially all of the land and buildings and certain equipment of Phibro Belgium at the Belgium Plant for a purchase price of EUR 6.2 million, payable at closing; (ii) the transfer to GSK of a majority of the employees of Phibro Belgium and the corresponding responsibility for statutory severance obligations; (iii) GSK agreeing to be responsible for costs of cleaning-up, by demolition or otherwise, certain buildings not to be used by it, but for Phibro Belgium to reimburse GSK up to a maximum of EUR 0.7 million for such clean-up costs; (iv) in recognition of the benefits to the Company from the proposed transaction, Phibro Belgium agreeing to pay to GSK EUR 1.5 million within six months from the closing date, EUR 1.5 million within eighteen months from the closing date, EUR 1.5 million within thirty months from the closing date, and EUR 0.5 million within forty-two months from the closing date; (v) Phibro Belgium retaining certain excess land (valued at approximately EUR 0.4 million) and being able to sell such land for its own account; (vi) Phibro Belgium being responsible for certain plant closure costs and legally required severance indemnities in connection with workforce reductions, estimated in total to be EUR 7.7 million, of which an amount estimated to be approximately EUR 4.1 million would be payable at or around closing and an aggregate amount so estimated to be approximately EUR 3.6 million would be payable over periods up to thirteen years; (vii) Phibro Belgium retaining certain equipment at the Belgium Plant, and being able to sell such equipment for the account of Phibro Belgium or transfer such equipment, together with other assets and rights related to the production of virginiamycin, to the Company's restricted subsidiary in Brazil that owns the facility in Guarulhos or in connection with alternative production arrangements.

      The foregoing transactions and agreements are subject to a closing that is expected to occur no earlier than July 1, 2005 nor later than June 30, 2006.

      The Dutch Notes and related guaranties are secured by a mortgage on the Rixensart Plant which will be released in connection with the closing of the sale of the Belgium Plant to GSK.

      The information disclosed in this Current Report under this Item 7.01 is being furnished to comply with Regulation FD and is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not subject to the liabilities of that section.

      Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company. The Additional Units and underlying senior secured notes to be offered by the Company and the Dutch issuer have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

      This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.

      Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

      All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.    Description
99.1           Consent Solicitation Statement, dated November 18, 2004
99.2           Certain Excerpts from Preliminary Private Offering Circular

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHIBRO ANIMAL HEALTH CORPORATION



Dated: November 18, 2004                By: /s/ Jack C. Bendheim
                                            ------------------------------------
                                            Jack C. Bendheim,
                                            Chairman of the Board and President


                                        By: /s/ Gerald K. Carslon
                                            ------------------------------------
                                            Gerald K. Carlson,
                                            Chief Executive Officer


                                        By: /s/ Richard G. Johnson
                                            ------------------------------------
                                            Richard G. Johnson,
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
99.1           Consent Solicitation Statement, dated November 18, 2004
99.2           Certain Excerpts from Preliminary Private Offering Circular